UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22172
Exact name of registrant as specified in charter:	World Funds Trust
Address of principal executive offices:	8730 Stony Point Parkway, Suite 205 Richmond, VA 23235
Name and address of agent for service:	The Corporation Trust Co., Corporation Trust Center, 1209 Orange St., Wilmington, DE 19801 With Copy to: Practus™ LLP 11300 Tomahawk Creek Parkway, Ste. 310 Leawood, KS 66211
Registrant’s telephone number, including area code:	(804) 267-7400
Date of fiscal year end:	March 31
Date of reporting period:	March 31, 2020

Item #1. Reports to Stockholders.

INDEX	Rule One Fund

# RULE ONE FUND

RULRX

VOL .5
RYD .1
CIGB
UNI
BCM
SBC .3
TEF .8
SBC .7

## ANNUAL REPORT

For the Period June 3, 2019* to
March 31, 2020

* Inception date

(833) RULE-ONE
ruleonefund.com

8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by calling or sending an email request.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request. Your election to receive reports in paper will apply to all Funds held with the Fund complex/your financial intermediary.

Rule One Fund

Important Disclosure Statements

The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. You may obtain a current copy of the Fund’s prospectus by calling 1-800-673-0550. Distributed by First Dominion Capital Corp., Richmond, VA.

Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-673-0550.

Information provided with respect to the Fund’s Portfolio Holdings, Sector Weightings, Number of Holdings and Expense Ratios are as of March 31, 2020 and are subject to change at any time.

ANNUAL REPORT

Rule One Fund

Rule One Partners LLC

DATE: May 11, 2020

REGARDING: The Rule One Fund 2020 Fiscal Year Annual Letter

It is a pleasure to write the first annual letter for the Rule One Fund (“Fund”). As you’ll recall, we did not begin fund investing operations until June of 2019 and investing purchases didn’t begin until June 29th, so we’ve only been operating for 9 months. However, the Rule One Fund was effective with the Securities and Exchange Commission in April 2019 and March 31, 2020 is the end of our fiscal year.

As an Alternative Multi-Strategic Fund seeking positive absolute returns at its best, with capital preservation as a secondary goal, there are no ideal performance benchmarks available. We will use the Dow Jones Industrial Average (“Dow”) as a measure of how well the Fund is doing although it isn’t a perfect match. I anticipate the Fund will perform better than the Dow over a 5-10 year horizon but when the Dow is rapidly rising the Fund will likely perform worse and when the Dow is rapidly dropping the Fund will likely perform better. For the period June 29, 2019 through March 31, 2020, the Dow returned -10.0%. For the period since its June 29, 2019 inception through March 31, 2020, the Fund’s return was -11.2%.

To see the impact on the Fund’s performance during two significant moves in the Dow, a look at the last several months is helpful. Through the first 5 weeks of the quarter, the Dow was moving rapidly upward at an annualized rate of over 30% while the Fund’s return was flat. But from mid-February to mid-March the Dow fell 37% while the Fund dropped 17%. By late April the Fund was down 6% while the Dow was down 14% (see Chart below).

4th Quarter Rule One Fund vs
Dow Jones Industrial
Dow Jones Index
Rule One Fund Nav
10.00%
5.00%
0.00%
-5.00%
-10.00%
-15.00%
-20.00%
-25.00%
-30.00%
-35.00%
-40.00%
10.0%
5.0%
0.0%
-5.0%
-10.0%
-15.0%
-20.0%
-25.0%
-30.0%
-35.0%
-40.0%
1/2/20
1/9/20
1/16/20
1/23/20
1/30/20
2/6/20
2/13/20
2/20/20
2/27/20
3/5/20
3/12/20
3/19/20
3/26/20
4/2/20
4/9/20
4/16/20
4/23/20
Dow Jones Index Return
Rule One Fund Return

ANNUAL REPORT

Rule One Fund

You are all Rule One Investors (“Rulers”) and as Rulers you already know our strategy is to buy great companies that are on sale and then hope the price goes down. If we’ve done our work properly, we should have a good estimate of the value of the business in the long run and as long as we believe the value of the business is not impaired, the only thing that a lower price means is an opportunity to buy this company cheaper and lower our basis. This is, as you know, fundamental to our strategy. We always hope to buy at a great price and then buy more at an even lower price. For this reason, we use tranches to enter positions with the hope of lowering our basis over time with additional tranches. To illustrate this point, later in the letter I will discuss two investments we made this year in Boeing and Bank OZK.

This year, until just recently, my investing thoughts have been dominated by a fundamental of the Rule #1 investing strategy – patience. With the overall price of all the stocks in the market over double their historical relationship to GDP and with the Shiller PE at elevations only seen three times in 140 years - all of which preceded major market crashes - I’ve been chanting Charlie Munger’s mantra, “We make money when we wait.” Thus occupied, I expected our performance to lag the market as the price we must pay to have significant cash at hand when a major market drop finally materializes. One fact kept me from being overly concerned about our long-term prospects as we sat mostly in short term government bonds while the market continued to climb: Eleven years without a recession is a record and so, if history is a guide, an economic storm was coming soon enough. I had our bucket ready and I was waiting for it to rain gold. I just didn’t expect a tornado.

It’s hard to believe that, as I write this, it has only been six weeks since the World Health Organization declared the corona virus a pandemic yet in that short time the US economy crashed into a deep recession. Over 20 million American’s are on unemployment and entire industries have gone dark. Live Nation, the owner of Ticketmaster and producer of many public concerts, cancelled 36,000 events world-wide. Schools are closed, freeways are empty and there is almost no air travel. New York City, the heart of world commerce, shut itself down and many states followed with orders to quarantine.

The impact of shutting down the economy on the stock market was immediate and severe. In less than 2 months, the Dow Jones Industrial Average crashed from 29,500 to 18,500, a drop of 37%. Amazingly, and as a measure of just how overpriced the market is, even at the bottom of that sharp crash, most of the businesses I want to buy were not on sale.

ANNUAL REPORT

Rule One Fund

The Federal government, having learned from previous market crashes, committed $6 trillion to the economy to save lives and jobs and businesses. The market responded with the largest one-day rebound in its history. More good news is that the quarantine imposed around the country seems to have slowed the spread of the virus down substantially. That said, the reality probably is that until there is a vaccine or until, according to Nobel economist Paul Romer, we can run approximately 22 million tests per day, we will have to continue some form of this restricted economy far longer than we hoped. Tests are still very limited – we can do a few million a week. A vaccine may be over a year away. We are just starting to realize that this new way of living may be with us for quite some time. If this is likely and I think it is, the questions for an investor are: “How bad will this be for the economy, where will the stock market go, what businesses will do well in this new world and when should I buy businesses that I want to own?”

While the latter two questions are relatively easy to answer, the first two questions require a crystal ball. All I can do is give you an educated guess but let’s start there.

How bad will this get for the economy?

It looks like, at a minimum, we are in for a deep recession or worse for at least half a year. GDP is dropping, unemployment is rising and Ray Dalio, the best macro investor in the world, said last week that we are already in a depression.

Dalio’s view is that we would be wise to model what is coming based on what happened in the 1930’s. He pointed out that the Feds are doing the same things now that they did in the early ‘30s – dropping interest rates to 0% and printing money. If he’s right about the 1930’s as a model, then it follows that this unprecedented global economic shutdown and an on-going pandemic will create significant challenges to the US and world economy for several years to come.

For starters, globalism, the dream of reducing conflict by engaging trading partners freely world-wide, seems terminal. That ideal has been overthrown by a sudden dose of reality: The global pandemic revealed that countries cannot depend on each other to deliver critical supplies in a crisis. As a result, supply chains for critical products likely will be cut and replaced with home-grown manufacturing. World-wide recession may deepen as profits derived from the benefits of globalism are reversed and earnings decline. Unemployment may remain stubbornly high and tension may rise between the haves and the have nots potentially resulting in demagogues gaining power by furthering class tensions. World-wide conflict, the unthinkable, becomes a danger.

ANNUAL REPORT

Rule One Fund

Where will the stock market go from here?

The stock market index crashed down like never before in history and then melted up, also like never before in history. The crash happened because the market hates uncertainty and this virus created massive uncertainty. The melt up happened because of the way fund managers are hired and fired. Almost all fund managers know that they keep their jobs to the degree that they stay with or outperform their peer group. They have all learned that fund managers who quickly follow the Fed’s lead into the market have fared better than their less momentum-driven peers. Lesson learned, as soon as Congress acted and the Fed said it would provide liquidity for the US Treasury and banks and 0% interest, fund managers jumped back in and drove the market straight up. However, I think this time is different and this market recovery isn’t likely to last.

When it becomes clear that the damage to the economy is severe and that massive unemployment is crushing consumer spending, in my opinion we will see a large number of investors respond by pulling their savings out of the market. If the market just goes down to the level we’ve seen in most deep recessions, the Dow will go to somewhere around 15,000.

Over the next 18 months I think it likely that the market highs will get lower and the lows will get lower until it becomes clear that it will not rebound any time soon and then everyone who really needs their money any time soon will get out and the market will find a bottom.

Fortunately for us, the United States is an incredibly wealthy country populated by resilient, inventive and hard-working people with long history of making lemonade out of lemons … to the envy of the world. The USA also has the world’s reserve currency; that bestows a special blessing – we can print dollars extravagantly and get away with it. Our economy will likely recover far more quickly than in the 1930’s. Our banks are vastly stronger and in no danger, our government is much more united on providing federal aid and we are far richer individually across all of our economic classes than in the 1930’s.

What that all means to me is that Warren Buffett is right – it’s a foolish investor who bets against America when the stock market crashes. When fear is dominant and the market is dropping is the perfect time to step up and take an ownership position. Mr. Market, Warren Buffett’s anthropomorphic characterization of the stock market, should thank Rulers for being ready to put in a bottom to the market. If no one was a buyer, the market would go to zero. What buying in a time of fear says is that we believe in America.

We know that the market may mis-price companies in the short run because, with emotions running hot, the market price is all about how people are voting those emotions. But in the long run, when emotions cool down, we believe Mr. Market

ANNUAL REPORT

Rule One Fund

will price those businesses rationally. A $10 bill purchased for $5 dollars at a time of great fear is a bargain even if fear grows and the price goes down to $2. As long as its value doesn’t change Mr. Market will likely eventually come out of his depressed state and price it back at $10. This theory about the market, first recognized by Ben Graham back in the 1930’s, gives us the confidence to invest when things look bad.

As optimism wanes and fear increases, market PE ratios may contract toward historical lows. A steadily declining stock market means many uneducated investors will exit with terrible losses at exactly the time that great investors are buying.

If Dalio is right, in the next few years fortunes will be lost. And fortunes will be made. It is the willingness to be in cash when others are greedy and to invest when others are fearful that gives us the opportunity to create generational wealth out of economic upheaval.

What businesses will do well in this new world

We start with the basics - that a wonderful business for the Fund is, by Rule One definition, a business that I can understand and that I believe will be more prosperous in ten years and that I can buy now with a big margin of safety. While these rules apply in any market condition, it takes a special kind of business to do well through a deep recession or depression - so that’s what I’m looking for – something special. A business that is ‘wonderful’ through a depression is not just any business. It is, by definition, anti-fragile – that is, a business that will do well in an economic storm when fear, turmoil, volatility, conflict and problems characterize the world. In other words, I’m looking for businesses that are not just survivors but rather, companies that will thrive in adversity.

This has shifted my focus to an analysis of the 1930’s stock market, debt markets, and political actions taken during a depression to discover what businesses were able to thrive through one of the toughest periods of American history. Perhaps you won’t be surprised to find out that the best businesses during a depression were mostly the best businesses during boom times, too.

Great businesses have intrinsic characteristics that make it difficult to compete with them when times are good and nearly impossible when times are bad. These characteristics include a dominant brand, how painful it is for a client to shift their business to a competitor, secrets protected by patents, a quasi-monopoly like a utility, a network monopoly or the lowest price that comes from having the lowest costs. All of these ‘moats’ protect a company in a deep recession and help them to come out of it more dominant than ever.

A business with a big moat is anti-fragile and will do well during and after this economic storm.

ANNUAL REPORT

Rule One Fund

When should I buy the businesses I want us to own?

Keep in mind that no one can time the market nor the bottom of any stock price as it drops. However, one may find the value of companies and buy them when there is a margin of safety (MOS) and sell them when they are expensive. This does look suspiciously like timing the market but only because this basic strategy forces us to exit the market when prices are high and enter the market when prices are low.

When I told Maria Bartiromo at CNBC that I was loading up the truck in March 2009 as the Dow hit 6,700, I also told her that I didn’t know where the bottom was but that companies I wanted to own were very much on sale and so it was time to start buying them. It was pure luck that March was the market bottom.

I still don’t know when a stock is at its lowest price and, as a result, I’ve already done some buying that was, as it turned out, too soon. I’ll use two companies as examples that showcase Rule One strategy when a stock price is going down after you buy it.

One of the strengths of the Rule One strategy is that we buy in tranches, or slices of our target position, typically about a quarter of the expected final position per tranche. This can give us the opportunity to buy more shares at lower prices should the stock price continue to fall. I wanted to buy one tranche of Boeing shares after the problems with the 737 Max brought the stock down from our estimated intrinsic value of $460 per share to $350, a 25% reduction in price. I decided to generate cash flow by selling one tranche worth of the $350 strike puts. The idea was to collect the cash for being obligated to buy the stock at $350 then, when put the stock, to sell the calls at $350 to exit. This is usually an effective tactic to create cash flow for the Fund and, over time, when executed successfully, it reduces basis and risk. We were put the stock at $350 at expiration and proceeded to continue to use our additional tranches to alternate puts and calls over several months. This strategy reduced our basis in the stock to between $174 and $185 per share, well below our margin of safety price of $240. However, with the stock price at around $130 we have a marked to market loss on Boeing that contributed to our negative return for the year.

My second example of using Rule One strategy is Bank OZK, a truly a remarkable bank run by who I believe is one of the best bankers in America, George Gleason. In December 2019, MONEY named Bank OZK ‘The Best Bank in the South’ over 235 other candidates and in 2019 FORBES named OZK to its ‘World’s Best Bank’ list.

ANNUAL REPORT

Rule One Fund

Mr. Gleason bought the tiny Bank of the Ozarks when he was 26 with a loan and a dream of how to run a bank. Forty years later the bank has over 250 locations in ten states and over $20 billion in assets. His basic philosophy should warm the heart of every Rule One type investor: Keep debt low, lend only when you have a huge MOS and be ready with a lot of cash when other banks get in trouble. Gleason loaded up on cash before the 2009 recession and was perfectly positioned to acquire 14 other banks for dimes on the dollar.

I wanted to buy OZK at a price near its tangible book value, but you don’t get to buy a great bank on sale without some sort of major event that creates a lot of fear. For Bank OZK, that event happened when developers over-built the condo market in NYC, Miami and LA, three markets that have major OZK construction loans. The short thesis was that the OZK loans in that market would go bad. The stock was at $55 per share and dropped to $30.

We took a deep look into each major development project the bank had loaned to in those areas and concluded that Mr. Market’s concern about those loans going bad was just wrong. With tangible book value at $26 per share and with its peer group selling for 2X tangible book value, our research pointed to a bottom price of around $30 with a $60 upside. I pulled the trigger on a tranche for the Fund at $30 on June 29, 2019, the first purchase for the Fund. As the year progressed, the short sellers left the market, the price continued to floor up at $30 and I decided OZK wasn’t going to get any more on sale so over the next six months I added two more tranches to that Fund position at $30. This was a mistake. I should have waited. By the time of the pandemic/ crash, I only had one tranche left to invest. Had I waited I would have had three more tranches available to add shares at much lower prices. As it was, I bought that last tranche at an average of $18 per share but with three tranches at $30 we only got the basis down to $27. With OZK priced at $20, this position also contributed to our negative return.

The better news is that I’ve started investing at or below our target MOS prices in several other companies including Berkshire Hathaway, Inc., CF Industries Holdings, Inc., Gildan Activewear, Inc., The Goldman Sachs Group, Inc., Sturm, Ruger & Co., Seritage Growth Properties and Ulta Beauty, Inc. With my recent lesson on patience still fresh in my memory, I’m holding back tranches on all of these to see where things go with their stock prices in this new market.

The best news is that we’ve been very patient with our cash, holding it in a short-term government bond fund. Since you’ve also been patient, we now have quite a nice ‘wash tub’ to go outside with as it rains gold. Even if we get put the shares we’re trying to buy with put options, we are still over 36% in cash and if

ANNUAL REPORT

Rule One Fund

we are not put these current positions, we have 41% of the Fund in cash. In my opinion, we are in an excellent position to wait out this economic storm until I believe we’ve seen the worst of it and then jump in. We will continue to practice patience until the next opportunity to buy these businesses at a great price. I think that opportunity will come sooner than later.

Whatever the future holds, be assured that I will stick to the Rule One investing principles that have worked for 90 years and served me well for 40 years as an investor: Find wonderful companies on sale and never forget Rule #1, “Don’t lose money”.

I would like to applaud and thank our investors for being patient with us as we waited for opportunities. All of us here at Rule One Partners fully understand the duty that has been placed on us: To be responsible for the life savings and financial futures of our investors. We treat your money as if it was our own because much of it is; the Rule One Partners employees and the Town family are substantial investors in the Fund right alongside you. We share our investors desire to preserve wealth and generate significant long-term returns that outperform the overall market. I think our time has come and our patience is now beginning to be rewarded.

Warmest Regards,

Phil Town

Managing Partner, Rule One Partners

Advisor for the Rule One Fund

ANNUAL REPORT

Rule One Fund

## COMPARISON OF $20,000 INVESTMENT IN RULE ONE FUND VS. S&P 500® INDEX AND DOW JONES INDUSTRIAL AVERAGE INDEX

$22
$21
$20
$19
$18
$17
$16
In Thousands
6/3/2019
3/31/2020
$19,144
$18,009
$17,760
Rule One Fund
S&P 500® Index
Dow Jones Industrial Average

Total Return Since Inception 06/03/2019- 03/31/2020

Rule One Fund	(11.20%)
Dow Jones Industrial Average Index	(9.96%)
S&P 500® Index	(4.28%)

*Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of shares. The total cumulative returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

Past performance is not predictive of future performance.

The Dow Jones Industrial Average (“DJIA”) is a price-weighted index that tracks 30 large, publicly-owned companies trading on the New York Stock Exchange and the NASDAQ in the United States.

The S&P 500® Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The index is not adjusted to reflect expenses that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance.

ANNUAL REPORT

Rule One Fund

Portfolio Compositionas of March 31, 2020

Holdings by Industry/Asset Class	% of Net Assets
Common Stocks:
Financials	12.69%
Consumer Discretionary	10.41%
Materials	4.79%
Industrials	4.27%
Real Estate	1.93%
Money Market Fund	36.33%
Total Investments	70.42%

Put Options Written	(5.10%	)

See Notes to Financial Statements

ANNUAL REPORT

Rule One Fund

Schedule of InvestmentsMarch 31, 2020

	Shares	Fair Value

COMMON STOCKS — 34.09%

CONSUMER DISCRETIONARY – 10.41%
Gildan Activewear, Inc.	109,000	$1,390,840
Sturm, Ruger & Co. Inc.	61,947	3,153,722
Ulta Beauty, Inc.**	11,500	2,020,550
		6,565,112

FINANCIALS – 12.69%
Bank OZK	251,269	4,196,192
Berkshire Hathaway, Inc.**	8,000	1,462,640
The Goldman Sachs Group, Inc.	15,200	2,349,768
		8,008,600

INDUSTRIALS – 4.27%
The Boeing Co.	8,500	1,267,690
Southwest Airlines Co.	40,000	1,424,400
		2,692,090

MATERIALS – 4.79%
CF Industries Holdings, Inc.	111,000	3,019,200

REAL ESTATE – 1.93%
Seritage Growth Properties, Class A	133,894	1,219,775

TOTAL COMMON STOCKS – 34.09%
(Cost: $27,731,546)		21,504,777

MONEY MARKET FUNDS – 36.33%
Federated Treasury Obligations Fund, Institutional Class 0.33%*	22,923,488	22,923,488
(Cost: $22,923,488)

TOTAL INVESTMENTS – 70.42%
(Cost: $50,655,034)		44,428,265
Other assets, net of liabilities – 29.58%		18,665,822
NET ASSETS – 100.00%		$63,094,087

*Effective 7 day yield as of March 31, 2020

**Non-income producing security

See Notes to Financial Statements

ANNUAL REPORT

Rule One Fund

Schedule of Options WrittenMarch 31, 2020

OPTIONS WRITTEN – (5.10%)

PUT OPTIONS – (5.10%)

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Bank of America	1,740	$(3,694,020)	$17.50	4/3/20	$(6,960)
Sanderson Farms, Inc.	160	$(1,973,120)	90.00	4/17/20	(12,000)
Berkshire Hathaway Inc. “B”	80	$(1,462,640)	180.00	6/19/20	(86,000)
Gildan Activewear, Inc.	1,020	$(1,301,520)	22.50	9/18/20	(979,200)
The Boeing Co.	70	$(1,043,980)	225.00	12/18/20	(616,700)
Ulta Beauty, Inc.	45	$(790,650)	190.00	1/15/21	(211,275)
The Boeing Co.	100	$(1,491,400)	165.00	1/15/21	(482,700)
CF Industries Holdings	650	$(1,768,000)	27.50	1/15/21	(371,800)
The Goldman Sachs Group, Inc.	100	$(1,545,900)	170.00	1/15/21	(328,200)
Ulta Beauty, Inc.	32	$(562,240)	175.00	1/15/21	(120,160)

TOTAL PUT OPTIONS WRITTEN (Premiums received: $1,590,597)					(3,214,995)

TOTAL OPTIONS WRITTEN – (5.10%)					$(3,214,995)

See Notes to Financial Statements

ANNUAL REPORT

Rule One Fund

Statement of Assets and Liabilities March 31, 2020

ASSETS
Investments at fair value (identified cost of $50,655,034) (Note 1)	$44,428,265
Cash	21,163,197
Receivable for capital stock sold	726,679
Dividends and interest receivable	43,756
Prepaid expenses	27,151
TOTAL ASSETS	66,389,048

LIABILITIES
Written put options sold short at fair value (identified proceeds of $1,590,597)	3,214,995
Accrued advisory fees	61,747
Accrued administration, transfer agent and accounting fees	7,232
Other accrued expenses	10,987
TOTAL LIABILITIES	3,294,961
NET ASSETS	$63,094,087

Net Assets Consist of:
Paid-in-capital applicable to 7,103,541 no par value shares of beneficial interest outstanding, unlimited shares authorized	$70,233,441
Distributable earnings (deficit)	(7,139,354)
Net Assets	$63,094,087

NET ASSET VALUE PER SHARE
Net Assets	$63,094,087
Shares Outstanding	7,103,541
Net Asset Value and Redemption Price Per Share	$8.88

See Notes to Financial Statements

ANNUAL REPORT

Rule One Fund

Statement of OperationsFor The Period June 3, 2019 to March 31, 2020

INVESTMENT INCOME
Dividend	$118,784
Interest	655,563
Total investment income	774,347

EXPENSES
Investment management fees (Note 2)	785,407
Recordkeeping and administrative services (Note 2)	44,604
Accounting fees	26,198
Custody fees	6,832
Transfer agent fees (Note 2)	73,658
Professional fees	24,775
Filing and registration fees	18,750
Trustee fees	4,329
Compliance fees	5,771
Shareholder servicing and reports	19,256
Insurance	1,519
Interest expense	23,681
Margin deficit interest	16,007
Other	12,767
Total expenses	1,063,554
Management fee waivers (Note 2)	(104,478)
Net Expenses	959,076
Net investment income (loss)	(184,729)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(113,460)
Net realized gain (loss) on put options purchased	(95,239)
Net realized gain (loss) on put options written	912,197
Net realized gain (loss) on call options written	193,044
Net increase (decrease) in unrealized appreciation (depreciation) of investments	(6,226,769)
Net increase (decrease) in unrealized appreciation (depreciation) on put options written	(1,624,398)
Net realized and unrealized gain (loss) on investments, options purchased and written	(6,954,625)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(7,139,354)

Rule One Fund

Statements of Changes in Net Assets

See Notes to Financial Statements

ANNUAL REPORT

Period June 3, 2019 to March 31, 2020

Increase (decrease) in Net Assets

OPERATIONS
Net investment income (loss)	$(184,729)
Net realized gain (loss) on investments, options purchased and written	896,542
Net increase (decrease) in unrealized appreciation (depreciation) of investments and put options written	(7,851,167)
Increase (decrease) in net assets from operations	(7,139,354)

CAPITAL STOCK TRANSACTIONS (NOTE 5)
Shares sold	72,584,835
Shares redeemed	(2,351,394)
Increase (decrease) in net assets from capital stock transactions	70,233,441

NET ASSETS
Increase (decrease) during period	63,094,087
Beginning of period	—
End of period	$63,094,087

See Notes to Financial Statements

ANNUAL REPORT

Rule One Fund

Statement of Cash FlowsFor the period June 3, 2019 to March 31, 2020

Increase (Decrease) in Cash
Cash flows from operation activities:
Net increase (decrease) in net assets from operations	$(7,139,354)
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(32,347,296)
Proceeds from disposition of investment securities	4,502,290
Purchase of put options	(95,239)
Proceeds from short sales	2,828,189
Closed short transactions	(132,351)
Purchase of short term securities, net	(22,923,488)
Decrease (increase) in dividends and interest receivable	(43,756)
Decrease (increase) in prepaid assets	(27,151)
Increase (decrease) in accrued management fees	61,747
Increase (decrease) in other accrued expense	18,219
Unrealized appreciation on investments and securities sold short	7,851,167
Net realized gain (loss) from investments and securities sold short	(896,542)
Net cash provided by operating activities	(48,343,565)
Cash flows from financing activities:
Proceeds from shares sold	71,858,156
Payments on shares redeemed	(2,351,394)
Net cash used in financing activities	69,506,762
Net increase (decrease) in cash	21,163,197
Cash:
Beginning balance	—
Ending balance	$21,163,197

Supplemental Disclosure of Cash Flow Information
Cash financing activities not included herein consist of:
Interest paid	$30,520

See Notes to Financial Statements

ANNUAL REPORT

Rule One Fund

Financial HighlightsSelected Per Share Data Throughout Each Period

	Period June 3, 2019 to March 31, 2020

Net asset value, beginning of period	$10.00
Investment activities
Net investment income (loss)(1)	(0.03)
Net realized and unrealized gain (loss) on investments	(1.09)
Total from investment activities	(1.12)

Net asset value, end of period	$8.88

Total Return	(11.20%	)*

Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	2.30%	**
Expenses, net of waiver	2.08%	**
Net investment income (loss)	(0.40%	)**
Portfolio turnover rate	61.35%	*
Net assets, end of period (000’s)	$63,094

(1)Per share amounts calculated using the average share method.

*Not annualized

**Annualized

ANNUAL REPORT

Rule One Fund

Notes to Financial Statements March 31, 2020

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Rule One Fund (the “Fund”) is a series of the World Funds Trust (the “Trust”). The Trust was organized as a Delaware statutory trust on April 9, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a non-diversified open-end management company. The Fund commenced operations on June 3, 2019.

The investment objective of the Fund is to seek long-term total return.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

New Accounting Pronouncement

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820 (“ASC 820”), “Fair Value Measurement.” ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Fund has adopted ASU 2018-13 with these financial statements.

Security Valuation

The Fund’s securities are valued at current market prices. Investments in securities traded on a principal exchange (U.S. or foreign) are valued at the last reported sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the average of the bid and ask price on the valuation date. Securities included in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund’s Board of Trustees. Short-term debt securities (less than 60 days to maturity) are valued at their current market prices. Securities traded in the

ANNUAL REPORT

Rule One Fund

Notes to Financial Statements - continuedMarch 31, 2020

over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund’s officers in a manner specifically authorized by the Board of Trustees of the Fund. Depositary Receipts will be valued at the closing price of the instrument last determined prior to time of valuation unless the Fund is aware of a material change in value. Securities for which such a value cannot be readily determined will be valued at the closing price of the underlying security adjusted for the exchange rate. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith by the administrator, in consultation with the Adviser, under procedures set by the Board. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the New York Stock Exchange (“NYSE”). The value of these securities used in computing the net asset value (“NAV”) is determined as of such times.

The Fund has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security.

When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing.

In accordance with GAAP, “fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of the Fund’s investments. GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices

ANNUAL REPORT

Rule One Fund

Notes to Financial Statements - continuedMarch 31, 2020

in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 includes unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2020:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Assets
Common Stocks	$21,504,777	$—	$—	$21,504,777
Money Market Funds	22,923,488	—	—	22,923,488
	$44,428,265	—	—	$44,428,265
Liabilities
Put Options Written	$—	$(3,214,995)	—	$(3,214,995)

Refer to the Fund’s Schedule of Investments for a listing of securities by security type and industry.

ANNUAL REPORT

Rule One Fund

Notes to Financial Statements - continuedMarch 31, 2020

Security Transactions and Income

Security transactions are accounted for on the trade date. The cost of securities sold is generally determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Cash and Cash Equivalents

Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.

Accounting Estimates

In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

Management has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s tax returns. The Fund has no examinations in progress and management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Interest and penalties, if any, associated with any federal or state income tax obligations are recorded as income tax expense.

ANNUAL REPORT

Rule One Fund

Notes to Financial Statements - continuedMarch 31, 2020

Reclassification of Capital Accounts

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. As of March 31, 2020, there were no such reclassifications.

Derivatives

The Fund utilizes derivatives to achieve its investment strategies. These are financial instruments that derive their performance from the performance of an underlying asset or index. Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund. The Fund could experience a loss if derivatives do not perform as anticipated, or are not correlated with the performance of other investments which are used to hedge or if the Fund is unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. Options are subject to equity price risk that arises from the possibility that equity security prices will fluctuate affecting the value of the options.

The effect of derivative instruments on the Statement of Operations and whose underlying risk exposure is equity price risk for the period June 3, 2019 to March 31, 2020 is as follows:

Derivative	Realized Gain (Loss) On Derivatives Recognized in Income*	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income**
Purchased Options – Put	$(95,239)	$—
Written Options – Put	912,197	(1,624,398)
Written Options – Call	193,044	—

*Statement of Operations location: Net realized gain (loss) on put options purchased, put options written and call options written.

**Statement of Operations location: Net increase (decrease) in unrealized appreciation (depreciation) on put options written.

ANNUAL REPORT

Rule One Fund

Notes to Financial Statements - continuedMarch 31, 2020

The derivative instruments outstanding as of March 31, 2020 disclosed above, and their effect on the Statement of Operations for the period June 3, 2019 to March 31, 2020, serve as indicators of the volume of financial derivative activity for the Fund. The following indicates the average volume for the period:

Average notional value of:
Written Options	$6,214,674

Options

Call options give the owner the right to buy a stock at a specific price (also called the strike price) over a given period of time. Put options give the owner the right, but not the obligation, to sell a stock at a specific price over a given period of time. A purchaser (holder) of an option pays a non-refundable premium to the seller (writer) of an option to obtain the right to buy/sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of an option, upon payment by the holder of the premium, has the obligation to sell/buy the security to/from the holder of the option at the exercise price during the exercise period. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Fund realizes a gain or loss from the sale of the security (or closing of the short sale). Options are not treated as hedging instruments under GAAP.

Purchased option contracts – When the Fund purchases a call or put option, an amount equal to the total premium (the premium plus commission) paid by the Fund is recorded as an asset in the Fund’s Statement of Assets and Liabilities and is subsequently marked-to-market daily. Premiums paid in the purchase of options that expire are treated as realized losses. Premiums paid in the purchase of call options that are exercised will increase the cost of the underlying security purchased. Premiums paid in the purchase of put options that are exercised will decrease the proceeds used to calculate the realized capital gain or loss on the sale of the underlying security.

Written option contracts – When the Fund writes a call or put option, an amount equal to the net premium (the premium less the commission) received by the Fund is recorded in the Fund’s Statement of Assets and Liabilities and is subsequently marked-to-market daily. Premiums received from writing call and put options that expire are treated as realized capital gains. Premiums received from writing call options that are exercised will increase the proceeds used to calculate the realized capital gain or loss on the sale of the underlying security. Premiums received from writing put options that are exercised will decrease the basis of the underlying security purchased.

ANNUAL REPORT

Rule One Fund

Notes to Financial Statements - continuedMarch 31, 2020

If a closing purchase or sale transaction is used to terminate the Fund’s obligation on an option, a capital gain or loss will be realized, depending upon whether the price of the closing transaction is more or less than the premium previously paid on the option purchased or received on the option written.

For the period June 3, 2019 to March 31, 2020, short debit fees associated with such transactions were $16,007.

NOTE 2 – INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, the Fund’s investment adviser, Rule One Partners, LLC (“Rule One Partners”), provides investment services for an annual fee of 1.70% of average daily net assets of the Fund.

Rule One Partners earned, waived and reimbursed expenses for the period June 3, 2019 to March 31, 2020 as follows:

Management Fee Earned	Management Fee Waived	Expenses Reimbursed
$785,407	$104,478	$ —

Rule One Partners has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) do not exceed 1.99% of the average daily net assets of the Fund. This agreement is in effect until July 31, 2021. Each waiver or reimbursement of an expense by Adviser is subject to repayment by the Fund within the three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

The total amounts of recoverable reimbursements as of March 31, 2020 are as follows:

Recoverable Reimbursements and Expiration Date 2023
$104,478

ANNUAL REPORT

Rule One Fund

Notes to Financial Statements - continuedMarch 31, 2020

Commonwealth Fund Services, Inc. (“CFS”), acts as the Fund’s administrator, transfer and dividend disbursing agent. As administrator, CFS provides shareholder, recordkeeping, administrative and blue-sky filing services. For the period June 3, 2019 to March 31, 2020, the following fees were paid monthly by the Fund to CFS:

Administration	Transfer Agent	Fund Accounting
$44,604	$63,075	$26,198

Certain officers of the Trust are also officers and/or directors of CFS. Additionally, Practus™ LLP, serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is Managing Partner of Practus™ LLP. Tina H. Bloom and Bo James Howell are Assistant Secretaries of the Trust and Partners of Practus™ LLP. The officers and/or directors of CFS, Mr. Lively, Ms. Bloom and Mr. Howell receive no special compensation from the Trust or the Fund for serving as officers of the Trust.

NOTE 3 – INVESTMENTS

The cost of purchases and proceeds from the sales of securities other than short-term investments for the period June 3, 2019 to March 31, 2020, were as follows:

Purchases	Sales
$32,442,535	$4,503,111

The above amounts do not include the following:

Premiums received from options	Sales of options
$(2,828,189)	$132,351

NOTE 4 –DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Distribution classifications may differ from the Statement of Changes in Net Assets as a result of the treatment of short capital gains as ordinary income for tax purposes.

During the period June 3, 2019 to March 31, 2020 no distributions were paid.

ANNUAL REPORT

Rule One Fund

Notes to Financial Statements - continuedMarch 31, 2020

As of March 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed net realized gain	$867,836
Net unrealized depreciation on investments	(8,007,190)
$(7,139,354)

Cost of securities for Federal Income tax purpose and the related tax-based net unrealized appreciation (depreciation) consists of:

Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Total Unrealized Appreciation (Depreciation)
$49,220,460	$770,951	$(8,778,141)	$(8,007,190)

The difference between book basis and tax basis distributable earnings is attributable primarily to the deferral of wash sales and straddle losses.

NOTE 5 – TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

Shares of beneficial interest transactions for the Fund were:

Period June 3, 2019 to March 31, 2020
Shares sold	7,346,108
Shares reinvested	—
Shares redeemed	(242,567)
Net increase (decrease)	7,103,541

NOTE 6 – RISKS AND BORROWINGS

The Fund engages in borrowing for leverage. The Fund has the ability to borrow funds (leverage) on a secured basis to invest in portfolio securities.

Leverage creates an opportunity for increased income and capital appreciation but at the same time, it creates special risks that will increase the Fund’s exposure to capital risk. There is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.

The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If the Fund does borrow, its expenses will be greater than comparable mutual funds that do not borrow for leverage. To secure the Fund’s obligation on these loans, the Fund will pledge portfolio securities in an amount deemed sufficient by the lender. Pledged

ANNUAL REPORT

Rule One Fund

Notes to Financial Statements - continuedMarch 31, 2020

securities will be held by the lender and will not be available for other purposes. The Fund will not be able to sell pledged securities until they are replaced by other collateral or released by the lender. Under some circumstances, this may prevent the Fund from engaging in portfolio transactions it considers desirable. The lender may increase the amount of collateral needed to cover a loan or demand repayment of a loan at any time. This may require the Fund to sell assets it would not otherwise choose to sell at that time.

To the extent the income or capital appreciation derived from securities purchases with Fund assets received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchases with such Fund assets is not sufficient to cover the cost of leverage, the Fund’s return will be less than it would have been if no leverage had been used. Nevertheless, the Fund may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate under the circumstances.

The Fund has a leverage agreement with Interactive Brokers. The interest rate charged for these borrowings is a blended rate based on the tier of the margin balance. During the period June 3, 2019 to March 31, 2020, the interest was as follows:

	Outstanding average daily balance	Weighted average interest rate	Maximum amount outstanding	Outstanding balance as of 3/31/20	Interest Expense
Rule One	$1,626,996	1.89%	$8,464,897	$8,464,897	$23,681

NOTE 7 – SUBSEQUENT EVENTS

In early 2020, an outbreak of the novel strain of coronavirus (“COVID-19”) emerged globally. As a result, there have been mandates from federal, state and local authorities resulting in an overall decline in economic activity. The ultimate impact of COVID-19 on the financial performance of the Fund’s investments is not reasonably estimable at this time.

Management has evaluated subsequent events through the issuance of these financial statements and, except as noted above, has noted no additional items require disclosure.

ANNUAL REPORT

Rule One Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of
Rule One Fund and the
Board of Trustees of The World Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Rule One Fund (the “Fund”), a series of the World Funds Trust, including the schedule of investments, as of March 31, 2020, the related statements of operations, the statements of changes in net assets, and the financial highlights for the period June 3, 2019 (commencement of operations) through March 31, 2020, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations, the changes in its net assets , and the financial highlights for the period June 3, 2019 (commencement of operations) through March 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more funds in the World Funds Trust since 1995.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

ANNUAL REPORT

Rule One Fund

Report of Independent Registered Public Accounting Firm - continued

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 28, 2020

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited)

Information pertaining to the trustees and officers of the Trust is set forth below. The names, addresses and ages of the trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. The Statement of Additional Information (the “SAI”) includes additional information about the trustees and is available without charge upon request by calling, toll-free, (800) 673-0550.

The mailing address of each Trustee and officer is 8730 Stony Point Parkway, Suite 205, Richmond, VA, 23235, unless otherwise indicated.

NON-INTERESTED TRUSTEES

NAME, AGE AND POSITION WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
David J. Urban (65) Trustee	Indefinite, Since June 2010	Dean, Jones College of Business, Middle Tennessee State University since July 2013.	30	ETF Opportunities Trust (registered investment company)
Mary Lou H. Ivey (62) Trustee	Indefinite, Since June 2010	Accountant, Harris, Hardy & Johnstone, P.C., (accounting firm), since 2008.	30	ETF Opportunities Trust (registered investment company)
Theo H. Pitt, Jr. (84) Trustee	Indefinite, Since August 2013	Senior Partner, Community Financial Institutions Consulting (bank consulting) since 1997 to present.	30

Independent Trustee of Chesapeake Investment Trust for the one series of that trust; Leeward Investment Trust for the one series of that trust; Hillman Capital Management Investment Trust for the one series of that trust; Starboard Investment Trust for the 17 series of that trust; and ETF Opportunities Trust; (all registered investment companies)

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE AND POSITION(S) WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
David A. Bogaert (56) President	Indefinite, Since August 2017

Managing Director of Business Development, Commonwealth Fund Services, Inc. (fund administration and transfer agency), October 2013 – present; Senior Vice President of Business Development and other positions for Huntington Asset Services, Inc. (fund administration and transfer agency) from 1986 to 2013.

Karen M. Shupe (56) Treasurer and Principal Executive Officer	Indefinite, Since June 2008	Managing Director of Fund Operations, Commonwealth Fund Services, Inc., 2003 to present.
Ann T. MacDonald (65) Assistant Treasurer and Principal Financial Officer	Indefinite, Since November 2015	Managing Director, Fund Accounting and Administration, Commonwealth Fund Services, Inc., 2003 to present.
John H. Lively (51) Secretary	Indefinite, Since November 2013	Attorney, Practus TM LLP, (law firm), May 2018 to present; Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to May 2018.
Tina H. Bloom (51) Assistant Secretary	Indefinite, Since November 2018

Attorney, Practus TM LLP, May 2018 to present; Attorney, The Law Offices of John H. Lively & Associates, Inc., November 2017 to May 2018; Director of Fund Administration of Ultimus Fund Solutions, LLC (fund administration and transfer agency) from 2011-2017.

Bo James Howell (38) Assistant Secretary	Indefinite, Since November 2018

Attorney, Practus TM LLP, May 2018 to present; Founder, Joot (investment management compliance and consulting), June 2018 to present; Director of Fund Administration of Ultimus Fund Solutions, LLC from 2012-2018.

Holly B. Giangiulio (58) Assistant Secretary	Indefinite, Since November 2015	Managing Director, Corporate Operations, Commonwealth Fund Services, Inc., January 2015 to present, Corporate Accounting and HR Manager from 2010 to 2015.
Julian G. Winters (51) Chief Compliance Officer	Indefinite, Since August 2013	Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007.

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

Voting Proxies On Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-673-0550 or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available on or through the SEC’s website at www.sec.gov.

Quarterly Portfolio Holdings

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-PORT” (these portfolio holdings were previously filed on Form N-Q). These filings are available, without charge and upon request, by calling 1-800-673-0550 or on the SEC’s website at www.sec.gov. The Fund’s Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT

Rule One Fund

Fund Expenses (unaudited)

Fund Expenses Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period ended March 31, 2020.

Actual Expenses Example

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) if any. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

ANNUAL REPORT

Rule One Fund

Fund Expenses (unaudited) - continued

	Beginning Account Value (10/1/19)	Ending Account Value (3/31/20)	Annualized Expense Ratio	Expenses Paid During the Period Ended* (3/31/20)
Institutional Class Actual	$1,000.00	$891.57	2.11%	$9.97
Institutional Class Hypothetical**	$1,000.00	$1,014.46	2.11%	$10.62

*Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 183 days in the most recent fiscal half year divided by 366 days in the current year.

**5% return before expenses

Investment Adviser:

Rule One Partners, LLC
811 Bear Creek Road
Moreland, Georgia 30259

Distributor:

First Dominion Capital Corp.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Independent Registered Public Accounting Firm:

Tait, Weller and Baker LLP
Two Liberty Place
50 S 16th St, Suite 2900
Philadelphia, Pennsylvania 19102-2529

Transfer Agent, Fund Administration and Fund Accounting:

Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Legal Counsel:

Practus ™ LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, Kansas 66211

ITEM 2.	CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(c) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)  The registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2)  Not applicable.

(a)(3)  At this time, the registrant believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $13,500 for 2020 and $0 for 2019.

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2020 and $0 for 2019.

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,000 for 2020 and $0 for 2019.  The nature of the services comprising these fees include preparation of excise filings and income tax returns and assistance with calculation of required income, capital gain and excise distributions.

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are and $0 for 2020 and $0 for 2019.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the registrant’s Audit Committee must pre-approve all audit and non-audit services to be provided to the  registrant.  The Audit Committee also pre-approves any non-audit  services provided by the registrant’s principal  accountant to the Rule One Fund.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)           NA

(c)            0%

(d)           NA

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2020 and $0 for 2019.

(h) Not applicable. The Audit Committee pre-approved all non-audit services rendered to the registrant’s investment adviser and any control affiliates that provide ongoing services to the registrant.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule filed under Item 1 of the Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a- 15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d- 15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable. There were no solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by this report by or on behalf of the registrant.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   World Funds Trust

By (Signature and Title)*:	/s/ Karen Shupe
Karen Shupe Principal Executive Officer
Date: June 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*:	/s/ Karen Shupe
Karen Shupe Principal Executive Officer
Date: June 5, 2020

By (Signature and Title)*:	/s/ Ann MacDonald
Ann MacDonald Principal Financial Officer
Date: June 5, 2020

* Print the name and title of each signing officer under his or her signature.